As filed with the Securities and Exchange           File No. 333-05173
Commission on September 26, 1997                    File No. 811-7651

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 3

                         AETNA VARIABLE PORTFOLIOS, INC.

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                                 (860) 273-1409

                            Amy R. Doberman, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:

    [X]    on December 10, 1997 pursuant to paragraph (a)(2) of Rule 485

Aetna Variable Portfolios, Inc. has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 28, 1997.

                         Aetna Variable Portfolios, Inc.
                              Cross-Reference Sheet


Form N-1A
 Item No.                          Part A                   Caption in Prospectus

    1      Cover Page....................................   Cover Page

    2      Synopsis......................................   Not Applicable

    3      Condensed Financial Information...............   Financial Highlights

    4      General Description of Registrant.............   Cover Page; The Fund; Description of the
                                                            Variable Portfolios; Investment
                                                            Techniques; Risk Factors and Other
                                                            Considerations; Investment Restrictions

    5      Management of the Fund........................   Management of the Variable Portfolios

    5A     Management's Discussion of Fund Performance...   Not Applicable

    6      Capital Stock and Other Securities............   General Information; Purchase and
                                                            Redemption of Shares; Net Asset Value;
                                                            Tax Matters

    7      Purchase of Securities Being Offered..........   The Fund; Net Asset Value; Purchase and
                                                            Redemption of Shares

    8      Redemption or Repurchase......................   Purchase and Redemption of Shares; Net
                                                            Asset Value

    9      Pending Legal Proceedings.....................   Not Applicable







Form N-1A                                                  Caption in Statement of Additional
 Item No.                           Part B                 Information

   10      Cover Page....................................  Cover Page

   11      Table of Contents.............................  Table of Contents

   12      General Information and History...............  General Information and History

   13      Investment Objectives and Policies............  Additional Investment Restrictions and
                                                           Policies of the Variable Portfolios;
                                                           Description of Various Securities and
                                                           Investment Techniques

   14      Management of the Fund........................  Directors and Officers of the Fund

   15      Control Persons and Principal Holders
           of Securities.................................  Control Persons and Principal Shareholders

   16      Investment Advisory and Other Services........  The Investment Advisory Agreement; The
                                                           Subadvisory Agreement; The Administrative
                                                           Services Agreement; Custodian; Independent
                                                           Auditors

   17      Brokerage Allocation and Other Practices......  Brokerage Allocation and Trading Polices

   18      Capital Stock and Other Securities............  Description of Shares; Purchase and
                                                           Redemption of Shares; Voting Rights

   19      Purchase, Redemption and Pricing of
           Securities Being Offered......................  Net Asset Value; Purchase and Redemption of
                                                           Shares

   20      Tax Status....................................  Tax Status

   21      Underwriters..................................  Principal Underwriter

   22      Calculation of Performance Data...............  Performance Information

   23      Financial Statements..........................  Financial Statements

                                Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                         AETNA VARIABLE GROWTH PORTFOLIO
                  AETNA VARIABLE CAPITAL APPRECIATION PORTFOLIO
                             AETNA MID CAP PORTFOLIO
                     AETNA VARIABLE SMALL COMPANY PORTFOLIO
                          AETNA INTERNATIONAL PORTFOLIO
                     AETNA REAL ESTATE SECURITIES PORTFOLIO
                       AETNA VARIABLE INDEX PLUS PORTFOLIO
                      AETNA INDEX PLUS SMALL CAP PORTFOLIO
                       AETNA INDEX PLUS MID CAP PORTFOLIO
                         AETNA INDEX PLUS BOND PORTFOLIO
                           AETNA HIGH YIELD PORTFOLIO

                         AETNA VARIABLE PORTFOLIOS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

                      Prospectus dated: _____________, 1997

     Aetna Variable Portfolios, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Variable Portfolios"). The Fund currently has eleven Portfolios authorized. The Fund's shares are offered only to insurance companies to fund benefits under their variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies).

     This Prospectus sets forth concisely the information that a prospective contract holder or policy holder should know before directing an investment to a Portfolio and should be read and kept for future reference. A Statement of Additional Information (Statement) dated _________, 1997 contains more information about the Variable Portfolios. For a free copy of the Statement, call 1-800-525-4225 or write to Aetna Variable Portfolios, Inc., at the address listed above. The Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Prospectus by reference. The Commission maintains a Web Site (http://www.sec.gov) that contains the Statement, material incorporated by reference and other information regarding the Fund.


     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.


     INVESTMENTS IN THE VARIABLE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE VARIABLE PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.


     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully before investing and retain for future reference.

                                TABLE OF CONTENTS

                                                                           Page


THE FUND...................................................................   3
DESCRIPTION OF THE VARIABLE PORTFOLIOS....................................    3
FINANCIAL HIGHLIGHTS......................................................   10
INVESTMENT TECHNIQUES.....................................................   11
RISK FACTORS AND OTHER CONSIDERATIONS.....................................   13
INVESTMENT RESTRICTIONS...................................................   15
MANAGEMENT OF THE VARIABLE PORTFOLIOS.....................................   16
PURCHASE AND REDEMPTION OF SHARES.........................................   18
NET ASSET VALUE...........................................................   18
GENERAL INFORMATION.......................................................   18
PERFORMANCE...............................................................   19
TAX MATTERS...............................................................   22

                                    THE FUND

The Fund is an open-end, management investment company, consisting of multiple Portfolios. It currently has authorized eleven Portfolios:

[bullet] Aetna Variable Growth Portfolio ("Growth")                   [bullet] Aetna Variable Capital Appreciation Portfolio
[bullet] Aetna Mid Cap Portfolio ("Mid Cap")                                   ("Capital Appreciation")
[bullet] Aetna International Portfolio ("International")              [bullet] Aetna Variable Small Company Portfolio ("Small
[bullet] Aetna Variable Index Plus Portfolio ("Index Plus")                    Company")
[bullet] Aetna Index Plus Mid Cap Portfolio ("Index Plus Mid Cap")    [bullet] Aetna Real Estate Securities Portfolio ("Real
[bullet] Aetna High Yield Portfolio ("High Yield")                             Estate")
                                                                      [bullet] Aetna Index Plus Small Cap Portfolio ("Index Plus
                                                                               Small Cap")
                                                                      [bullet] Aetna Index Plus Bond Portfolio ("Index Plus Bond")

The Fund's Board of Directors (Directors) may authorize additional Portfolios in the future. The Fund is intended to serve as one of the funding vehicles for VA Contracts and VLI Policies to be offered through the separate accounts of insurance companies. The insurance companies, not retirement plan participants (Participants), are shareholders of the Fund. See "General Information."


                     DESCRIPTION OF THE VARIABLE PORTFOLIOS

Each Portfolio has an investment objective that is a fundamental policy. As with all mutual funds, there can be no assurance that the Portfolios will meet their investment objectives. Each Portfolio is subject to investment policies and restrictions described in this Prospectus and in the Statement, some of which are fundamental. A fundamental investment policy or restriction applicable to a particular Portfolio may not be changed without the approval of a majority of the outstanding shares of that Portfolio.

                         AETNA VARIABLE GROWTH PORTFOLIO

Investment Objective

Growth seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

Investment Policy

Growth will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.


Additionally, Growth may invest in options and futures (including options on futures). Growth may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth will not invest more than 15% of the total value of its assets in high-yield, below investment grade fixed income securities ("high-yield bonds").

                  AETNA VARIABLE CAPITAL APPRECIATION PORTFOLIO

Investment Objective

Capital Appreciation seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Investment Policy

Capital Appreciation will normally invest at least 65% of its total assets in common stocks. Capital Appreciation will use a value-oriented approach. It may also invest in convertible and non-convertible preferred stocks.

Additionally, Capital Appreciation may invest in options and futures (including options on futures). Capital Appreciation may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Capital Appreciation will not invest more than 15% of the total value of its assets in high-yield bonds.

                             AETNA MID CAP PORTFOLIO

Investment Objective

Mid Cap seeks growth of capital primarily through investment in a diversified portfolio consisting of common stocks included in the S&P Mid Cap 400 index (S&P
400).

Investment Policy

Under normal circumstances, Mid Cap will invest at least 65% of its assets in common stocks and will generally exclude common stocks that are not of a size (as measured by market capitalization) similar to stocks in the S&P 400.

Additionally, Mid Cap may invest in options and futures (including options on futures). Mid Cap may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

                     AETNA VARIABLE SMALL COMPANY PORTFOLIO

Investment Objective

Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Investment Policy

Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.



Additionally, Small Company may invest in options and futures (including options on futures). Small Company may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Small Company will not invest more than 15% of the total value of its assets in high-yield bonds.

                          AETNA INTERNATIONAL PORTFOLIO

Investment Objective

International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

Investment Policy

International will normally invest at least 65% of its total assets in securities principally traded in three or more countries outside the United States. International will invest primarily in equity securities including securities convertible into stocks.

Additionally, International may invest in options and futures (including options on futures). International may also enter into repurchase agreements, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

Investments in securities of foreign companies and in securities denominated in foreign currencies involve additional risks not present in U.S. securities. Please refer to "Risk Factors and Other Considerations" below for further information.

                     AETNA REAL ESTATE SECURITIES PORTFOLIO

Investment Objective

Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).

Investment Policy

Real Estate will normally invest at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. Real Estate may also invest in convertible securities and preferred stocks.

Additionally, Real Estate may invest in options and futures (including options on futures). Real Estate may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Real Estate will not invest more than 15% of the total value of its assets in high-yield bonds.


                       AETNA VARIABLE INDEX PLUS PORTFOLIO

Investment Objective


Index Plus seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500.

Investment Policy

Under normal circumstances, Index Plus will invest at least 90% of its assets in common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN THE PORTFOLIO INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. Under normal circumstances, Index Plus will generally include approximately 400 stocks included in the S&P 500. Index Plus intends, under normal circumstances, to exclude common stocks which are not part of the S&P 500 and will exclude Aetna Inc. common stock.

The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. The Subadviser will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has market risk characteristics similar to the S&P 500, but will use a disciplined analysis to attempt to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

Additionally, Index Plus may invest in options and futures (including options on futures). Index Plus may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus will not invest more than 15% of the total value of its assets in high-yield bonds.

                       AETNA INDEX PLUS MID CAP PORTFOLIO

Investment Objective

Index Plus Mid Cap seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 400.

Investment Policy

Under normal circumstances, Index Plus Mid Cap will invest at least 90% of its assets in common stocks represented in the S&P 400. Inclusion of a stock in the S&P 400 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Mid Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN THE PORTFOLIO INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

Under normal circumstances, Index Plus Mid Cap will generally exclude common stocks which are not part of the S&P 400 and will exclude Aetna Inc. common stock.

The weightings of stocks in the S&P 400 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. The investment adviser will attempt to outperform the investment results of the S&P 400 by creating a portfolio that has similar market risk characteristics to the S&P 400, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

Index Plus Mid Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Mid Cap may invest in options and futures (including options on futures). Index Plus Mid Cap may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

                      AETNA INDEX PLUS SMALL CAP PORTFOLIO

Investment Objective

Index Plus Small Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 600 Small Cap Index (S&P
600), a stock market index composed of 600 common stocks selected by S&P.

Investment Policy

Under normal circumstances, Index Plus Small Cap will invest at least 90% of its assets in common stocks represented in the S&P 600. Inclusion of a stock in the S&P 600 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Small Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN THE PORTFOLIO INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

Under normal circumstances, Index Plus Small Cap will generally exclude common stocks which are not part of the S&P 600 and will exclude Aetna Inc. common stock.

The weightings of stocks in the S&P 600 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. The investment adviser will attempt to outperform the investment results of the S&P 600 by creating a portfolio that has similar market risk characteristics to the S&P 600, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

Index Plus Small Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Small Cap may invest in options and futures (including options on futures). Index Plus Small Cap may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Small Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

                         AETNA INDEX PLUS BOND PORTFOLIO

Investment Objective

Index Plus Bond seeks to maximize total return consistent with preservation of capital primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index ("LBAB"), an unmanaged index composed of approximately 6,000 securities.

Investment Policy

Index Plus Bond will be actively managed in an attempt to achieve a total return, which, before the recognition of fund expenses, exceeds the LBAB. Under normal circumstances, Index Plus Bond will invest at least 90% of its assets in fixed income investments and will exclude Aetna Inc. securities. Index Plus Bond is neither sponsored by nor affiliated with Lehman Brothers. AN INVESTMENT IN THE PORTFOLIO INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN FIXED INCOME SECURITIES GENERALLY.

Index Plus Bond may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Bond may invest in options and futures (including options on futures). Index Plus Bond may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Bond will not invest more than 15% of the total value of its assets in high-yield bonds.


                           AETNA HIGH YIELD PORTFOLIO

Investment Objective

High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by S&P or lower than Baa3 by Moody's.

Investment Policy

High Yield will normally invest at least 65% of its total assets in high-yield bonds. High Yield may also invest in other fixed income securities, equity interests, private securities, convertible securities and zero-coupon securities.

Additionally, High Yield may invest in options and futures (including options on futures). High Yield may also enter into repurchase agreements, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

For more information about the risks associated with investing in high-yield bonds, see "Risk Factors and Other Considerations - High-Yield Bonds."

                              FINANCIAL HIGHLIGHTS

The selected data presented below for the periods ended December 31, 1996 are derived from the financial statements of the Portfolios, which statements have been audited by KPMG Peat Marwick LLP, independent auditors. The selected data presented below for the six months ended June 30, 1997 have been taken from the records of the Portfolios which are unaudited.


                                 Capital Appreciation              Growth                Index Plus               Small Company
                               Six-month    Period      Six-month    Period from   Six-month   Period from   Six-month      Period
                                period     from Dec.  period ended     Dec. 13,      period     Sept. 16,      period     from Dec.
                              ended June   13, 1996   June 30, 1997    1996 to     ended June    1996 to     ended June    27, 1996
                               30, 1997     to Dec.    (unaudited)     Dec. 31,     30, 1997     Dec. 31,     30, 1997      to Dec.
                              (unaudited)  31, 1996                      1996     (unaudited)      1996     (unaudited)    31, 1996
Net asset value per share,
  beginning of period         $10.199     $10.000      $10.146       $10.000       $10.906      $10.000     $10.113        $10.000
Income From
  Investment Operations:
Net investment income           0.062       0.015        0.026         0.011         0.059        0.047       0.006          0.008
Net realized and unrealized
  gain on investments           2.001       0.200        1.608         0.147         2.237        0.919       1.653          0.115
Total from investment
  operations                    2.063       0.215        1.634         0.158         2.296        0.966       1.659          0.123
Less Distributions:
Dividends from net
  investment income                -       (0.016)          -         (0.012)            -       (0.047)          -         (0.010)
Distribution from net
  realized gains on
  investments                      -           -            -             -              -       (0.013)          -              -
Total distributions                -       (0.016)          -         (0.012)            -       (0.060)          -         (0.010)
Net asset value per share,
  end of period               $12.262     $10.199      $11.780       $10.146       $13.202      $10.906     $11.772        $10.113
Total Return*                  20.22%       2.15%       16.10%         1.57%        21.05%        9.64%      16.41%          1.23%
Net assets, end of period
  (000)                        $6,310      $5,202      $6,040         $5,175       $58,601      $19,410      $6,267         $5,158
Ratio of total expenses to
  average net assets**          0.75%       0.67%        0.75%         0.67%         0.50%        0.50%       0.90%          0.55%
Ratio of net investment
  income to average net
  assets**                      1.14%       2.73%        0.50%         1.99%         1.51%        1.89%       0.12%          5.96%
Portfolio turnover rate        64.95%          -        80.38%         1.97%        38.23%        5.18%     101.56              -
Average Commission rate
  paid per share               $0.0584     $0.0300      $0.0571       $0.0364       $0.0377      $0.0358     $0.0567            -

* The Total Return percentage does not reflect any separate account charges under VA contracts and VLI policies.

**  Annualized for periods of less than one year.

Additional information about the performance of the Portfolios included in this table is contained in the Fund's Annual and Semi-Annual Reports dated December 31, 1996 and June 30, 1997, respectively. The Reports are incorporated herein by reference and are available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.

                              INVESTMENT TECHNIQUES

The Variable Portfolios may use the following investment techniques:

Borrowing

Each Portfolio may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the value of the Portfolio's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), at the time the borrowing is made.

The Portfolios do not intend to borrow for leveraging purposes. Each Portfolio has the authority to do so, but only if, after the borrowing, the value of the Portfolio's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio because it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.



Repurchase Agreements

Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Portfolio to resell the instrument at a fixed price and time.

The Portfolios may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Portfolio may incur costs in liquidating the security (or other collateral) or a loss if the security or other collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Portfolio to liquidate the collateral may be delayed or limited.

The Board of Directors has established credit standards for repurchase transactions entered into by the Variable Portfolios.

Asset-Backed Securities

Each Portfolio may purchase securities collateralized by a specified pool of assets, including, but not limited to, credit card receivables, automobile loans, home equity loans, mobile home loans, or recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment of prepayment proceeds would be made at lower and less attractive interest rates.

Zero Coupon and Pay-in-Kind Bonds

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. Some zero coupon securities call for the commencement of regular interest payments at a deferred date. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities; the value of zero coupon securities and pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

Options, Futures and Other Derivative Instruments


A derivative is a financial instrument, the value of which is "derived" from the performance of an underlying asset (such as a security or an index of securities). In addition to futures and options, derivatives include, but are not limited to, forward contracts, swaps, structured notes, and collateralized mortgage obligations (CMOs).


A Portfolio may engage in various strategies using derivatives including managing its exposure to changing interest rates, securities prices and currency exchange rates (collectively known as hedging strategies), or increasing its investment return. For purposes other than hedging, a Portfolio will invest no more than 5% of its total assets in derivatives which at the time of purchase are considered by management to involve high risk to the Portfolio. These would include inverse floaters, interest-only and principal-only securities.


Each Portfolio may invest in options and futures (including options on futures). There is no limit on the amount of a Portfolio's total assets that may be subject to call options. A Portfolio will not write a put option if it will require more than 50% of the Portfolio's net assets to be segregated to cover the put obligation nor will it purchase a put option if, after it is purchased, more than 3% of the Portfolio's assets would consist of put options.

As with all derivatives, the use of call options involves certain risks, which are described in detail under "Risk Factors and Other Considerations" and in the Statement. In that there is no limit on the amount of a Portfolio's total assets that may be subject to call options, these risks may be heightened should a Portfolio choose to engage extensively in such transactions.

Investments in futures contracts and related options with respect to foreign currencies, fixed income securities and foreign stock indices may also be made by a Portfolio. Although these investments are primarily made to hedge against price fluctuations, in some cases, a Portfolio may buy a futures contract for the purpose of increasing its exposure in a particular asset class, market or market segment, within the limitations set forth herein. Each Series may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes, and in order to maintain liquidity to meet shareholder redemptions or to minimize trading costs.

A Portfolio may invest in forward contracts on foreign currency (forward exchange contracts). These contracts may involve "cross-hedging," a technique in which a Portfolio hedges with currencies that differ from the currency in which the underlying asset is denominated.


A Portfolio may also invest in interest rate swap transactions. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks, because a Portfolio could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes.

U.S. Government Derivatives


Each Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

Supranational Agencies

Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.


Illiquid and Restricted Securities

Each Portfolio may invest up to 15% of its total assets in illiquid securities (except up to 10%, under normal circumstances, with respect to the Index Plus Portfolio). Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the ordinary course of business without taking a materially reduced price. In addition, a Portfolio may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933.

Because of the absence of a trading market for illiquid and certain restricted securities, it may take longer to liquidate these securities than it would unrestricted, liquid securities. A Portfolio may realize less than the amount originally paid by the Portfolio for the security. The Board of Directors has established a policy to monitor the liquidity of such securities.

REITs

Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. In order to qualify as a REIT, a company generally must, among other things, derive at least 95% of its gross income from various real estate sources and dividends and interest, and must derive at least 75% of its gross income from various real estate sources, dividend distributions and gains related to investments and other REITs, mortgage interest and qualified temporary investment income. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders of at least 95% of its annual REIT taxable income.


Cash or Cash Equivalents

Each Portfolio reserves the right to depart from its investment objectives temporarily by investing up to 100% of its assets in cash or cash equivalents for defense against potential market declines and to accommodate cash flows from the purchase and sale of Portfolio shares.

Other Investments

Each Portfolio may use other investment techniques, including the purchase of variable rate instruments.

                      RISK FACTORS AND OTHER CONSIDERATIONS

General Considerations

The different types of securities purchased and investment techniques used by a Portfolio involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuer, and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, the risk of principal and interest default is greater with higher-yield bonds. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk. Some of the risks involved in the securities acquired by the Variable Portfolios are discussed in this section. Additional discussion is contained above under "Investment Techniques" and in the Statement.

Portfolio Turnover

Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Variable Portfolios do not purchase securities with the intention of profiting from short-term trading, each Portfolio may buy and sell securities when the investment adviser or subadviser believes such action is advisable. It is anticipated that the average annual turnover rate of each of the Portfolios may exceed 125%. Turnover rates in excess of 125% may result in higher transaction costs (which are borne directly by the respective Portfolio) and a possible increase in short-term capital gains (or losses). See "Tax Status" in the Statement.

Foreign Securities

Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. These risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest and dividend income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.


Depositary Receipts

The Portfolios can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts.


The Portfolios will generally acquire American Depositary Receipts (ADRs) which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities.

High-Yield Bonds

All the Portfolios, except International, may invest in high-yield bonds. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although high-yield bonds are high-risk investments, the Subadviser may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Subadviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Derivatives

The Portfolios may use derivative instruments as described above under "Investment Techniques - Options, Futures and Other Derivative Instruments." Derivatives can be volatile investments and involve certain risks. A Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on the Subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

The use of forward-exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit their risk in forward-exchange contracts, the Variable Portfolios limit their exposure to the amount of their respective assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.


Variable-Rate Instruments, When-Issued and Delayed-Delivery Transactions

When-issued, delayed-delivery and variable-rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Liquid assets in an amount at least equal to the Portfolio's commitments to purchase securities on a when-issued or delayed-delivery basis will be segregated by the Portfolio's custodian. For more information about these securities, see the Statement.

Small Capitalization Companies

The Variable Portfolios may invest in small capitalization companies. These companies may be in an early developmental stage or older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or anticipated unfavorable developments affecting the issuer of the security or its industry.


Securities of small capitalization companies may offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the issuer. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Risks Relating to the Real Estate Securities Portfolio

The Real Estate Securities Portfolio may invest more than 25% of its total assets in any sector of the real estate industry. Due to the Portfolio's policy of concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Portfolio, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in the Portfolio include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill and may not be diversified. The Portfolio could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Portfolio may invest.

The Subadviser believes, however, that diversification of the Portfolio's assets among different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration.


                             INVESTMENT RESTRICTIONS

In addition to the restrictions discussed under "Investment Techniques," a Portfolio, other than Real Estate, will not invest more than 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. The 25% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only to 75% of a Portfolio's total assets. In addition, the Small Company, Growth, Real Estate, Mid Cap, International, High Yield and Capital Appreciation Portfolios do not invest in the securities of companies determined by the Subadviser to be primarily involved in the production or distribution of tobacco products. See the Statement for additional investment restrictions.

                      MANAGEMENT OF THE VARIABLE PORTFOLIOS

Directors

The operations of each Portfolio are managed under the supervision of the Directors. The Directors set broad policies for the Fund and each Portfolio. Information about the Directors is found in the Statement.


Investment Adviser

Aetna Life Insurance and Annuity Company (Aetna) serves as the investment adviser for each Portfolio. Aetna is a Connecticut insurance corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser, and has overall responsibility for monitoring the investment program maintained by the Subadviser for compliance with applicable laws and regulations and each Portfolio's investment objective and policies.

Subadviser

The Fund and Aetna have engaged Aeltus Investment Management, Inc. (Aeltus), as subadviser of each Portfolio. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of each Portfolio in accordance with the Portfolio's investment objective and policies subject to the supervision of Aetna and the Directors. Aeltus determines what securities and other instruments are purchased and sold by each Portfolio and handles certain related accounting and administrative functions, including determining each Portfolio's net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Directors request from time to time.

Advisory Fees. Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                    Advisory Fee      Subadvisory Fee
Growth                                          0.600%            0.375%
Capital Appreciation                            0.600%            0.375%
Mid Cap                                         0.750%            0.475%
Small Company                                   0.750%            0.450%
International                                   0.850%            0.575%
Real Estate Securities                          0.750%            0.475%
Index Plus                                      0.350%            0.250%
Index Plus Mid Cap                              0.400%            0.300%
Index Plus Small Cap                            0.400%            0.300%
Index Plus Bond                                 0.300%            0.225%
High Yield                                      0.650%            0.400%

The Investment Advisory Agreement provides that Aetna is responsible for all of its own costs including costs of Aetna's personnel required to carry out its investment advisory duties.

The Subadvisory Agreement provides that Aetna will pay Aeltus a fee as described above. This fee is not charged back to, or paid by, the Portfolios; it is paid by Aetna out of its own resources, including fees and charges it receives from or in connection with each Portfolio.

Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Portfolios, as indicated below.

Growth and Capital Appreciation

Peter B. Canoni, Managing Director, Aeltus. Mr. Canoni has been with the Aetna organization since 1980 and has over 26 years of investment experience.

Small Company

Thomas J. DiBella, Vice President, Aeltus. Mr. DiBella has been with the Aetna organization since 1991 and has over 10 years of investment experience.

Index Plus, Index Plus Small Cap and Index Plus Mid Cap

Geoffrey A. Brod, Vice President, Aeltus. Mr. Brod has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


International

Vince Fioramonti, Vice President, Aeltus. Mr. Fioramonti currently manages international stocks and non-U.S. dollar government bonds for several investment funds managed by Aeltus. Mr. Fioramonti joined the Aetna organization in 1994 after serving as Vice President for Travelers Investment Management Company.

Index Plus Bond

Christie Bull, Vice President, Aeltus. Ms. Bull currently manages fixed income securities for several private accounts managed by Aeltus. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979.

Real Estate Securities

Yaniv Tepper, Vice President, Aeltus. Mr. Tepper currently manages real estate securities for several investment funds managed by Aeltus. Mr. Tepper joined the Aetna organization in 1994 as an Associate in the Real Estate Investments Group. Prior thereto, Mr. Tepper consulted in the area of real estate finance.

High Yield

Gail Bruhn, Vice President, Aeltus. Ms. Bruhn currently manages high yield securities for several private investment funds managed by Aeltus. Ms. Bruhn joined Aeltus in 1995 as High Yield Portfolio Manager after spending 10 years with CIGNA Investments.

Mid Cap

Donald Townswick, Vice President, Aeltus. Mr. Townswick currently manages small and mid-cap stocks for several investment funds managed by Aeltus. Mr. Townswick joined the Aetna organization in July, 1994 after serving as a Vice President at INVESCO Management and Research for two years.

Expenses and Fund Administration

Under an Administrative Services Agreement with the Fund, Aetna provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. Aetna also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, directors fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.30% of the average daily net assets for International, 0.20% of the average daily net assets for Index Plus Mid Cap, Index Plus Small Cap, Mid Cap and Real Estate and 0.15% of the average daily net assets for the other Portfolios.

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the prospectus for your contract or policy for information on how to direct investments in or redemptions from a Portfolio and any fees that may apply. Orders for the purchase or redemption of shares of each Portfolio that are received before the close of regular trading on the New York Stock Exchange (normally 4 p.m. eastern time) are effected at the respective net asset value per share determined that day, as described below (see Net Asset Value). The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Commission.


                                 NET ASSET VALUE

The net asset value per share (NAV) of each Portfolio is determined as of the earlier of 15 minutes after the close of the New York Stock Exchange (NYSE) or 4:15 p.m. eastern time on each day that the NYSE is open for trading. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of the Directors.


                               GENERAL INFORMATION

Incorporation

The Fund was incorporated under the laws of Maryland on June 4, 1996.

Capital Stock


The Fund is authorized to issue two billion shares of capital stock, par value $0.001 per share. All shares are non-assessable, transferable and redeemable. There are no preemptive rights.


Shareholder Meetings

The Fund is not required and does not intend to hold annual shareholder meetings. The Fund's Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights

Each share of the Fund is entitled to one vote for each full share and fractional votes for fractional shares. Separate votes are taken by Portfolio only if the matter affects or requires the vote of only that Portfolio. The insurance companies holding the shares in their separate accounts will generally request voting instructions from the Participants and generally must vote the shares in proportion to the voting instructions received. Voting rights for VA Contracts and VLI Policies are discussed in the prospectus for the applicable contract or policy.

                                   PERFORMANCE

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of each Portfolio. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Portfolio calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

Each Portfolio calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Portfolio at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and NAV per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost.


Performance of Similarly Managed Funds

Small Company, International, Real Estate and Mid Cap are recently organized and do not yet have long term performance records. However, Small Company and International have the same investment objective and follow substantially the same investment strategies as two separate series of an investment company registered under the 1940 Act whose shares are currently sold to the public (public fund) and managed by Aetna and Aeltus. Real Estate and Mid Cap have the same investment objective and follow substantially the same investment strategies as segments of separate series of public funds (segments) managed by Aetna and Aeltus.

Set forth below is the historical performance of each of the comparable series or segments of the public funds. Investors should not consider the performance data of the series of the public funds or segments as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the series of the public fund or segments, and not those paid by the Portfolios. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The figures also do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios.

The following table shows average annualized total returns for the period ended June 30, 1997 for the comparable series or segments and their respective benchmark indices.

SMALL COMPANY                      1 YEAR         SINCE INCEPTION(1)
Aetna Series Fund, Inc.
Aetna Small Company                19.52%              21.43%
(Select Class)
Russell 2000 Index                 16.33%              14.76%

INTERNATIONAL                                                       SINCE
                                   1 YEAR             5 YEARS     INCEPTION(1)
Aetna Series Fund, Inc.
Aetna International                29.64%              13.46%       11.19%
(Select Class)
MSCI-EAFE Index                    13.16%              13.17%        9.81%

(1) The inception dates for Small Company and International are January 1, 1994 and January 1, 1992, respectively.

MID CAP
                                   1 YEAR         SINCE INCEPTION(2)
Mid Cap Account                    35.00%             24.60%
S&P 400 Stock Index                22.87%             21.96%

REAL ESTATE
                                   1 YEAR         SINCE INCEPTION(2)
Real Estate Account                36.67%             26.46%
National Association of Real
Estate Investment Trusts
(NAREIT) Equity Index              33.88%             24.87%

(2) The inception dates for the Real Estate and Mid Cap segments are July 1, 1995 and January 1, 1996, respectively. The results shown above reflect the deduction of management and administrative fees of 1.05%, which represents the highest level of fees charged by a fund including both segments.

Private Account Performance

Index Plus, Capital Appreciation, Growth, Index Plus Bond and High Yield are recently organized and do not yet have long-term performance records. However, each of those Portfolios has an investment objective, policies and strategies which are substantially similar to those employed by Aeltus with respect to certain Private Accounts. The performance of Index Plus, Capital Appreciation, Growth, Index Plus Bond and High Yield may vary from the Private Account information because the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Private Accounts.

The chart below shows performance information derived from historical composite performance of the Private Accounts included in the Index Plus, Capital Appreciation, Growth, Index Plus Bond and High Yield Composites.

The actual Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses and reflect the deduction of investment advisory fees and other expenses actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of a Portfolio.

The following tables show private account historical composite performance as well as comparisons with an appropriate index for each Portfolio.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE

INDEX PLUS PRIVATE ACCOUNT COMPOSITE                                SINCE
                                    1 YEAR        5 YEARS         INCEPTION
Index Plus Composite*               36.75         20.56%          19.10%
S&P 500 Stock Index                 34.70%        19.78%          18.51%

CAPITAL APPRECIATION PRIVATE ACCOUNT COMPOSITE                      SINCE
                                    1 YEAR        5 YEARS         INCEPTION
Capital Appreciation Composite      33.58%        22.45%          23.74%
S&P 500 Stock Index                 34.70%        19.78%          20.30%

GROWTH PRIVATE ACCOUNT COMPOSITE
                                    1 YEAR        5 YEARS         10 YEARS
Growth Composite                    30.10%        19.29%          15.24%
S&P 500 Stock Index                 34.70%        19.78%          14.63%

INDEX PLUS BOND PRIVATE ACCOUNT COMPOSITE
                                    1 YEAR        5 YEARS         10 YEARS
Index Plus Bond
Composite**                          8.21%         7.15%           8.72%
LBAB Index**                         8.15%         7.12%           8.66%

HIGH YIELD PRIVATE ACCOUNT COMPOSITE
                                    1 YEAR    SINCE INCEPTION
High Yield Account                  14.02%        13.18%
Morningstar High Yield Index        14.61%        13.14%
Merrill Lynch High Yield Index      14.31%        11.82%

*  The Composite reflects the Aeltus "Quantitative Equity" Composite.
** The Composite reflects the Aeltus "Market Plus" Composite.
***The inception dates are October 1, 1991 for the Index Plus Composite, October 1, 1990 for the Capital Appreciation Composite, January 1, 1983 for the Growth Composite, April 1, 1987 for the Index Plus Bond Composite and January 1, 1996 for the High Yield Composite.

                                   TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the VA Contract owners and VLI Policy owners should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company separate accounts. Contract owners and policy owners should review the prospectus for their VA Contract or VLI Policy for information regarding the personal tax consequences of purchasing a contract or policy.

                         AETNA VARIABLE PORTFOLIOS, INC.
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962


        Statement of Additional Information Dated: ________________, 1997

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Variable Portfolios, Inc. dated _______, 1997. A free prospectus is available upon request by writing to Aetna Variable Portfolios, Inc. at the address listed above or calling 1-800-525-4225.


                     Read the prospectus before you invest.

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION AND HISTORY.............................................  2
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE VARIABLE PORTFOLIOS .  2
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES ................  3
DIRECTORS AND OFFICERS OF THE FUND.......................................... 14
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ................................. 16
THE INVESTMENT ADVISORY AGREEMENT .......................................... 16
THE SUBADVISORY AGREEMENT................................................... 17
THE ADMINISTRATIVE SERVICES AGREEMENT ...................................... 17
CUSTODIAN................................................................... 18
INDEPENDENT AUDITORS........................................................ 18
PRINCIPAL UNDERWRITER....................................................... 18
BROKERAGE ALLOCATION AND TRADING POLICIES................................... 18
DESCRIPTION OF SHARES....................................................... 19
PURCHASE AND REDEMPTION OF SHARES........................................... 19
NET ASSET VALUE............................................................. 20
PERFORMANCE INFORMATION..................................................... 20
TAX STATUS.................................................................. 21
VOTING RIGHTS............................................................... 25
FINANCIAL STATEMENTS........................................................ 26

                         GENERAL INFORMATION AND HISTORY


Aetna Variable Portfolios, Inc. (Fund) was incorporated in 1996 in Maryland. The Fund is an open-end management investment company. The Fund is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Variable Portfolios"). The Fund currently has authorized eleven Portfolios: Aetna Variable Growth Portfolio (Growth); Aetna Variable Capital Appreciation Portfolio (Capital Appreciation); Aetna Mid Cap Portfolio (Mid Cap); Aetna Variable Small Company Portfolio (Small Company); Aetna International Portfolio (International); Aetna Real Estate Securities Portfolio (Real Estate); Aetna Variable Index Plus Portfolio (Index
Plus); Aetna Index Plus Mid Cap Portfolio (Index Plus Mid Cap); Aetna Index Plus Small Cap Portfolio (Index Plus Small Cap); Aetna Index Plus Bond Portfolio (Index Plus Bond); and Aetna High Yield Portfolio (High Yield).


The investment objective and general investment policies of each Portfolio are described in the Prospectus.


   ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE VARIABLE PORTFOLIOS

The investment policies and restrictions of the Variable Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

As a matter of fundamental policy, none of the Variable Portfolios will:

(1) with respect to 75% of the value of a Portfolio's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;


(2) except for the Real Estate Portfolio, concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


(3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of a senior security; and (e) subject to fundamental restrictions, a Portfolio may borrow money as authorized by the 1940 Act;


(5) except for the Real Estate Portfolio, purchase real estate, interests in real estate or real estate limited partnership interests except that to the extent appropriate under its investment program, a Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;


(6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

(7) borrow money, except that (a) a Portfolio may enter into certain futures contracts or options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary or emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Fund has also adopted certain other investment restrictions reflecting the current investment practices of the Variable Portfolios that may be changed by the Fund's Board of Directors (Directors) and without shareholder vote. Some of these restrictions are described in the Prospectus. In addition, none of the Portfolios will:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described here and in the prospectus;


(2) except for the International Portfolio, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Portfolio will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.


(3)  invest in companies for the purpose of exercising control or management;

(4) purchase the securities of any other investment company, except as permitted under the 1940 Act or by Order of the Commission;

(5) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals; or


(6) except for the High Yield Portfolio, invest more than 15% of the total value of its assets in high-yield bonds (securities rated BB/Ba or lower by Standard & Poor's Corporation or Moody's Investors Service, Inc., or if unrated, considered by the investment adviser to be of comparable quality).


(7) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The investment adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where a Portfolio's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

           DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments

The Variable Portfolios may use derivative instruments as described in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

Futures Contracts--Each Portfolio may enter into futures contracts as described in the prospectus. A Portfolio may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument(s) or a specific stock market index for a specified price at a designated date and time. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained. Although certain futures contracts require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract and continue to bear the risk of market improvement.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends. Most United States futures exchanges limit the amount of fluctuation permitted in interest rates futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limits establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark-to-market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, each Portfolio has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. With regard to transactions involving futures contracts, the Fund maintains a segregated account holding liquid assets in accordance with applicable Commission staff positions.

A Portfolio can enter into options on futures contacts. See "Covered Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Portfolio involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Variable Portfolio may write (sell) covered call options (Call Options) and purchase put options (Put Options) and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this Section. A call option gives the holder (buyer) the right to buy and obligates the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and obligates the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Investment Adviser or Subadviser (collectively the "Adviser").


So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A Portfolio will only write a call option on a security that it already owns and will not write call options on when-issued securities.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


A Portfolio may purchase and write call options on stock indices, including the S&P 500, as well as on any individual stock, as described below. The Portfolio will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise the index, particularly if the Adviser considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise the index.


An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (multiplier). A Portfolio may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Portfolio may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.


A Portfolio may purchase put options when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options for these purposes may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be segregated at the Portfolio's custodian.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Portfolio, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Variable Portfolios may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contract or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by an variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Variable Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purposes of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be required are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transaction costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Portfolio on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Portfolio collateralizes the position by maintaining in a segregated account with the Portfolio's custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


Forward Exchange Contracts--Each Variable Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (transaction hedge); or to lock in the value of an existing portfolio security (position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross-hedging." The success of cross-hedging is dependent on many factors, including the ability of the Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.


Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


There is no limitation as to the percentage of a Portfolio's assets that may be committed to forward exchange contracts. The Portfolios will not enter into a "cross-hedge," unless it is denominated in a currency or currencies that the Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.


The Variable Portfolios' custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of each Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Variable Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.


Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that a Portfolio has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


Additional Risk Factors in Using Derivatives--In addition to any risk factors described elsewhere in this section, or in the prospectus under "Investment Techniques" and "Risk Factors and Other Considerations," the following sets forth certain information regarding the potential risks associated with the Portfolio's transactions in derivatives.

Risk of Imperfect Correlation--A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit.

Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.


The Variable Portfolios will purchase or sell futures contracts or options for hedging purposes, only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the assets being hedged for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.


Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.


Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Fund does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Variable Portfolios.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Directors. A repurchase agreement allows a Portfolio to determine the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Portfolio. In that event, a Portfolio may incur
(a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio. Repurchase agreements maturing in more than seven days will not exceed 15 percent of the total assets of a Portfolio.

Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.




Foreign Securities

Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Variable Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Portfolio, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Portfolio's policy of investing in closed-end mutual funds, investors in the Portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange (typically Luxembourg) as well as in the United States; and (c) Global Depositary Receipts (GDRS), which are similar to EDRS although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts are not considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the Prospectus, the Variable Portfolios may also invest in collateralized mortgage obligations (CMOs). CMOs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. CMOs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the average life and slower prepayments will lengthen it.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, trade in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High-Yield Bonds

All the Variable Portfolios, except International, may invest in high-yield bonds, which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. These securities are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, the Adviser seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high-yield bonds generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:

(1) Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high-yield bonds tend not to rise as much as the prices of those other bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-yield bond owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Portfolio's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

(2) Payment Expectations. High-yield bonds, like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

(3) Liquidity and Valuation Risks. Some high-yield bonds are traded among a small number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

(4) Limitations of Credit Ratings. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's Investors Service, Inc. and Standard & Poor's Corporation are considered, the Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

(5) Legislation. Legislation may have a negative impact on the market for high-yield bonds, such as legislation requiring federally insured savings and loan associations to divest themselves of their investments in these securities.


Zero Coupon and Pay-in-Kind Securities

The Variable Portfolios may invest in zero coupon securities and pay-in-kind securities. In addition, the Portfolios may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.


When-Issued or Delayed-Delivery Securities

During any period that a Portfolio has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Portfolio will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Portfolio's liquidity and ability to manage its portfolio. When a Portfolio engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to invest securities held in the segregated account more advantageously. A Portfolio will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Portfolio at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover

The Variable Portfolios' policies on portfolio turnover are discussed in the prospectus.

                             DIRECTORS AND OFFICERS

The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Directors and officers hold similar positions with other investment companies in the same Fund Complex managed by Aetna Life Insurance and Annuity Company (Aetna) as the investment adviser. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Portfolio Partners, Inc.

                                   Position(s) Held             Principal Occupation During Past Five Years (and Positions held
    Name, Address and Age           with Registrant          with Affiliated Persons or Principal Underwriters of the Registrant)
    ---------------------           ---------------          --------------------------------------------------------------------

Shaun P. Mathews*                Director and President  Vice President/Senior Vice President, Aetna Life Insurance and Annuity
151 Farmington Avenue                                    Company, March 1991 to present; Vice President, Aetna Life Insurance
Hartford, Connecticut                                    Company, 1991 to present; Director and President, Aetna InvestmentServices,
Age 42                                                   Inc., July 1993 to present; Director and Senior Vice President, Aetna
                                                         Insurance Company of America, September 1992 to present.

Wayne F. Baltzer                Vice President           Assistant Vice President, Aetna Life Insurance and Annuity Company, May
151 Farmington Avenue                                    1991 to present; Vice President, Aetna Investment Services, Inc., July 1993
Hartford, Connecticut                                    to present.
Age 54

Martin T. Conroy                Vice President           Assistant Treasurer, Aetna Retirement Holdings, Inc., September 1997 to
151 Farmington Avenue                                    present; Assistant Treasurer, Aetna Life Insurance and Annuity Company,
Hartford, Connecticut                                    October 1991 to present.
Age 57

J. Scott Fox                    Vice President and       Vice President, Aetna Retirement Services, Inc., March 1997 to present;
151 Farmington Avenue           Treasurer                Director and Senior Vice President, Aetna Retirement  Holdings, Inc., April
Hartford, Connecticut                                    1997 to present;  Director and President,  Aetna Life  Assignment Company,
Age 42                                                   September  1997 to present; Director and Senior Vice  President, Aetna Life
                                                         Insurance and Annuity Company, March 1997 to present; Director, Managing
                                                         Director, Chief Operating Officer, Chief Financial Officer and Treasurer,
                                                         Aeltus Investment Management, Inc. (Aeltus), April 1994 to March 1997;
                                                         Managing Director and Treasurer, Equitable Capital Management Corp., March
                                                         1987 to September 1993; Director and Chief Financial Officer, Aeltus
                                                         Capital, Inc. and Aeltus Trust Company, Inc.; Director, President and
                                                         Chief Executive Officer, Aetna Investment Management, (Bermuda) Holding,
                                                          Ltd.

Amy R. Doberman                 Secretary                Counsel, Aetna Life Insurance and Annuity Company, December 1996 to
151 Farmington Avenue                                    present; Attorney, Securities and Exchange Commission, March 1990 to
Hartford, Connecticut                                    November 1996.
Age 35

Maria T. Fighetti               Director                 Manager/Attorney, Health  Services, New York City Department of Mental
325 Piermont Road                                        Health, Mental Retardation and Alcohol Services, 1973 to present.
Closter, New Jersey
Age 54

David L. Grove                  Director, Chairperson    Private Investor; Economic/Financial Consultant, December 1985 to present.
5 The Knoll                     Contract Committee
Armonk, New York
Age 79

                                       14






                                   Position(s) Held             Principal Occupation During Past Five Years (and Positions held
    Name, Address and Age           with Registrant          with Affiliated Persons or Principal Underwriters of the Registrant)
    ---------------------           ---------------          --------------------------------------------------------------------

Timothy A. Holt*                   Director              Director, Senior Vice President and Chief Financial Officer, Aetna
151 Farmington Avenue                                    Life Insurance and Annuity Company, February 1996 to present;
Hartford, Connecticut                                    Senior Vice  President, Aetna Retirement Holdings, Inc., September
                                                         1997 to present; Age 44 Director, Aetna Investment Services, Inc.,
                                                         September 1997 to present; Vice President, Portfolio Management/Investment
                                                         Group, Aetna Inc. (formerly Aetna Life and Casualty Company), June 1991 to
                                                         February 1996; Director, Aetna Retirement Holdings, Inc., March 1996 to
                                                         present; Vice President, Aetna Retirement Holdings, Inc., September 1996 to
                                                         September 1997.

Sidney Koch                     Director                 Financial Adviser,  self-employed,  January 1993 to present;  Senior
455 East 86th Street                                     Adviser, Daiwa Securities America, Inc., January 1992 to January 1993.
New York, New York
Age 62

Corine T. Norgaard              Director                 Dean of the Barney School of Business, University of Hartford, (West
556 Wormwood Hill                                        Hartford, CT), August 1996 to present; Professor, Accounting and Dean of
Mansfield Center,                                        the School of Management, Binghamton University, (Binghamton,  NY), August
Connecticut                                              1993 to August 1996; Professor, Accounting, University of Connecticut,
Age 60                                                   (Storrs, CT), September 1969 to June 1993; Director, The Advest Group
                                                         (holding company for brokerage firm) through September 1996.

Richard G. Scheide              Director, Chairperson    Trust and Private Banking Consultant, David Ross Palmer Consultants, July
11 Lily Street                  Audit Committee          1991 to present.
Nantucket, Massachusetts
Age 68


* Interested persons as defined in the 1940 Act.


During the year ended December 31, 1996, members of the Boards of the Funds within the Fund Complex who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. Effective November 1, 1995, members of the Boards who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Fund Complex. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allocated proportionately to each Fund within the Fund Complex based on the net assets of the Fund as of the date compensation is earned.


As of December 31, 1996, the unaffiliated members of the Board of Directors were compensated as follows:


                                              Aggregate Compensation         Total Compensation from Registrant and
       Name of Person, Position                  from Registrant                 Fund Complex Paid to Directors
Corine Norgaard                                      $37.00                                 $72,950.00
Director and Member,
Audit and Contract Committees

Sidney Koch                                          $37.00                                 $72,950.00
Director and Member,
Audit and Contract Committees

Maria T. Fighetti                                    $33.00                                 $63,950.00
Director and Member,
Audit and Contract Committees

                                              Aggregate Compensation         Total Compensation from Registrant and
       Name of Person, Position                  from Registrant                 Fund Complex Paid to Directors
Richard G. Scheide                                   $35.00                                 $68,950.00
Director, Chairperson
Audit Committee, Member
Contract Committee

David L. Grove                                       $35.00*                                $68,950.00*
Director, Chairperson
Contract Committee, Member
Audit Committee


* Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.


The Fund has obtained an order from the Securities and Exchange Commission to allow the Members of the Board of Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to the Director.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Variable Portfolios may be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). All shares are currently held by separate accounts of Aetna and its subsidiary, Aetna Insurance Company of America, Inc., on behalf of their respective separate accounts. See "Voting Rights" below.

Aetna is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.


                        THE INVESTMENT ADVISORY AGREEMENT


On June 18, 1996, the Directors approved an investment advisory agreement (Investment Advisory Agreement) between the Fund and Aetna for Growth, Capital Appreciation, Small Company and Index Plus to continue through December 31, 1997. On September 24, 1997, the Directors approved an Investment Advisory Agreement between the Fund and Aetna for Mid Cap, International, Real Estate, Index Plus Mid Cap, Index Plus Small Cap, Index Plus Bond and High Yield to continue through December 31, 1998.


Under the Investment Advisory Agreement and subject to the supervision of the Directors, Aetna has responsibility for (i) supervising all aspects of the operations of each Portfolio; (ii) selecting the securities to be purchased, sold or exchanged by each Portfolio or otherwise represented in its investment portfolio, placing trades for all such securities and regulatory reporting thereon to the Directors; (iii) formulating and implementing continuing programs for the purchase and sale of securities; (iv) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic foreign or otherwise, whether affecting the economy generally, the Portfolios, securities held by or under consideration for each Portfolio, or the issuers of those securities; (v) providing economic research and securities analyses as Aetna considers necessary or advisable in connection with Aetna's performance of its duties thereunder; (vi) obtaining the services of, contracting with, and providing instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Agreement; (vii) preparing financial and performance reports, calculating and reporting daily net asset values, and preparing any other financial data or reports, as Aetna from time to time, deems necessary or as is requested by the Directors; and (viii) taking any other actions which appear to Aetna and the Directors to be necessary.

The Investment Advisory Agreement provides that Aetna shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of Aetna or an affiliated entity and any salaries and employment benefits payable to those persons. The Investment Advisory Agreement provides that each Portfolio will pay (i) investment advisory fees; (ii) brokers' commissions and certain other transaction fees including the portion of such fees, if any, which is attributable to brokerage research services;
(iii) fees and expenses of the Portfolio's independent auditors and legal counsel; (iv) expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of each Portfolio, except as such expenses may be borne by the distributor; (v) interest and taxes; (vi) fees and expenses of those of the Directors who are not "interested persons" (as defined by the 1940 Act) of the Fund or Aetna; (vii) costs and expenses of promoting the sale of shares in each Portfolio, including preparing prospectuses and reports to shareholders of each Portfolio; (viii) administrator, transfer agent, custodian and dividend disbursing agent fees and expenses; (ix) fees of dividend, accounting and pricing agents appointed by each Portfolio; (x) fees payable to the Commission or in connection with the registration of shares of each Portfolio under the laws of any state or territory of the United States or the District of Columbia; (xi) fees and assessments of the Investment Company Institute or other association memberships approved by the Board of Directors;
(xii) such nonrecurring or extraordinary expenses as may arise; (xiii) all other ordinary business expenses incurred in the operations of each Portfolio, unless specifically allocable otherwise by the Investment Advisory Agreement; (xiv) costs attributable to investor services, administering shareholder accounts and handling shareholder relations; (xv) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption; and (xvi) insurance premiums on property or personnel (including officers and Directors) of the Fund which benefit the Fund. Some of the costs payable by each Portfolio under the Investment Advisory Agreement are being assumed by Aetna under the terms of the Administrative Services Agreement (see "Administrative Services Agreement").

The Investment Advisory Agreement provides that it will remain in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) Aetna. The Investment Advisory Agreement terminates automatically in the event of assignment.


The service mark of the Variable Portfolios and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. and their continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the Variable Portfolios.


                            THE SUBADVISORY AGREEMENT


On June 18, 1996, the Directors approved a subadvisory agreement (Subadvisory Agreement) between Aetna and Aeltus Investment Management, Inc. (Aeltus) with respect to Growth, Capital Appreciation, Small Company and Index Plus to continue through December 31, 1997. On September 24, 1997, the Directors approved a Subadvisory Agreement between Aetna and Aeltus with respect to Mid Cap, International, Real Estate, Index Plus Mid Cap, Index Plus Small Cap, Index Plus Bond and High Yield to continue through December 31, 1998. The Subadvisory Agreement remains in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," in person, at a meeting called for that purpose. The Subadvisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolios, (iii) Aetna, or (iv) Aeltus. The Subadvisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with Aetna.


Under the Subadvisory Agreement, Aeltus supervises the investment and reinvestment of cash and securities comprising the assets of the Portfolios. The Subadvisory Agreement also directs Aeltus to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment subadvisory responsibilities.

Aeltus pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

As compensation, Aetna pays the subadviser a monthly fee as described in the prospectus.

Aetna has certain obligations under the Subadvisory Agreement and retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. Aetna will also obtain and evaluate data regarding economic trends in the United States and industries in which the Portfolios invest and consult with the subadviser on such data and trends. In addition, Aetna will consult with and assist the subadviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by the subadviser to the Directors.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, between the Fund and Aetna, Aetna has agreed to provide all administrative services in support of the Portfolios. In addition, Aetna has agreed to pay on behalf of each Portfolio, all ordinary recurring direct costs of the Portfolio that it would otherwise be required to pay under the terms of the Investment Advisory Agreement except brokerage costs and other transaction costs in connection with the purchase and sale of securities for its portfolios (Transaction Costs). As a result, the Portfolios' costs and fees are limited to its advisory fee, the administrative services charge and Transaction Costs. For the services under the

Administrative Services Agreement, Aetna will receive an annual fee, payable monthly, as described in the Prospectus.


The Administrative Services Agreement will remain in effect until December 31, 1997. It will then remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice.

                                    CUSTODIAN


Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of all Portfolios except the International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. A Portfolio, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Regarding portfolio securities which are purchased outside the United States, Brown Brothers Harriman & Company has entered into sub-custodian agreements with several foreign banks or clearing agencies that are designed to comply with Rule 17f-5 under the 1940 Act with respect to portfolio securities held in custody by foreign banks.


                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, Hartford, Connecticut 06103-4103 serves as independent auditors to the Variable Portfolios. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of the Variable Portfolios are offered on a continuous basis. Aetna has agreed to use its best efforts to distribute the shares as the principal underwriter of the Portfolios pursuant to an Underwriting Agreement between it and the Fund. The Agreement was approved on June 18, 1996 to continue through December 31, 1997. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Variable Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of Aetna, and who are not interested persons of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or Aetna or by vote of holders of a majority of a Variable Portfolio's shares without the payment of any penalty.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Directors, Aetna and Aeltus have responsibility for making the Variable Portfolios' investment decisions, for effecting the execution of trades for the Variable Portfolios and for negotiating any brokerage commissions thereof. It is the policy of Aetna and Aeltus to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing their trading policy, Aetna and Aeltus may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Fund, will lead to the best overall quality of execution for the Portfolio.

Aetna and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Variable Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. Aetna and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna's and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either Aetna or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or Aeltus.

Consistent with securities laws and regulations, Aetna and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. Aetna's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and Aeltus' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Variable Portfolios have no present intention to effect any brokerage transactions in portfolio securities with Aetna or any affiliate of the Variable Portfolios or Aetna except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 under the 1940 Act.

Certain officers of Aetna and Aeltus also manage the securities portfolios of Aetna's own accounts. Further, Aetna and Aeltus also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts. Aetna and Aeltus have adopted policies designed to prevent disadvantaging the Variable Portfolios in placing orders for the purchase and sale of securities for the Variable Portfolios.

To the extent Aetna or Aeltus desires to buy or sell the same security at or about the same time for more than one client, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Directors have adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company advised by Aetna.

For 1996, the Fund paid brokerage commissions of $3,292, $11,234 and $2,562 for Growth, Index Plus and Capital Appreciation, respectively.

For the fiscal year ended December 31, 1996, no portfolio transactions were directed to any brokers because of research services. No brokerage business was placed with any brokers affiliated with Aetna during 1996.


The Fund is subject to a Code of Ethics, adopted by the Directors, governing personal trading by persons who manage, or who have access to trading activity by, a Portfolio. Aetna and Aeltus have adopted Codes of Ethics which the Directors review annually. All Codes allow trades to be made in securities that may be held by a Portfolio. However, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information.


                              DESCRIPTION OF SHARES


The Articles of Incorporation authorize the Fund to issue two billion shares of common stock with a par value of $.001 per share. The shares are nonassessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.


The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares, when issued, will be fully paid and nonassessable.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the Prospectus under "Purchase and Redemption of Shares" and "Net Asset Value."

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made to the Company by the Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by the Company acting as the transfer agent for the Fund. The right to redeem shares of the Fund may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of portfolio securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits, for the protection of shareholders of the Fund.

                                 NET ASSET VALUE

Securities of the Variable Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Call options written by the Fund and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.


                             PERFORMANCE INFORMATION

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, Aetna may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.


The Prospectus contains historical performance information of the Aetna Small Company Fund which is a series of a public mutual fund which has the same investment objective and follows substantially the same investment strategies as the Small Company Portfolio.


The performance of this series of Aetna Series Fund, Inc. is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ["n"] according to the formula:

                                 P(1 + T)n = ERV

The total returns of the Portfolios calculated on the basis described above are 9.64% for Index Plus for the period from September 16, 1996 to December 31, 1996; 1.23% for Small Company for the period from December 27, 1996 to December 31, 1996; and 1.57% for Growth and 2.15% for Capital Appreciation, each for the period from December 13, 1996 to December 31, 1996.

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios of the Fund.

A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. Performance information of any Portfolio will not be compared in advertisements with such information for funds that offer their shares directly to the public, because Portfolio performance data does not reflect charges imposed by the insurance company on the VA Contracts and VLI Policies. The total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the insurance company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Variable Portfolio and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Variable Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (Code). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

For purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option ) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. The IRS has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256, provided that the contract is actually held by the Portfolio uninterrupted for a total of at least three months.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Portfolio as a regulated investment company and/or its compliance with the diversification requirement under Code Section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICS) for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (QEP) in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEP, then in general (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under recently proposed Treasury Regulations a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Portfolio makes such election in the first taxable year it holds PFIC stock, the Portfolio will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the

Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Portfolio Distributions

Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.

Each Portfolio may either retain or distribute to the shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by the Variable Portfolio prior to the date on which the shareholder acquired the shares.

If a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. All distributions paid to Aetna, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.

Ordinary income dividends paid by a Portfolio with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Portfolio from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246(a). Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.

Alternative Minimum Tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super-fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Variable Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares

Shareholders generally will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Tax Effect on Contract Owners and Policy Owners

Owners of VA Contracts and VLI Policies are taxed through prior ownership of such contracts and policies, as described in the insurance company's prospectus for the applicable contract or policy.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Policies. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Policies through to Contract owners and Policy owners as described in the prospectus for the applicable VA Contract or VLI Policy.

Once the initial Board of Directors is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.

Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority vote of Directors where any Director becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares
(4) by written declaration filed with Mellon Bank, N.A., the Variable Portfolio's custodian, signed by two-thirds of a Variable Portfolio's shareholders. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Variable Portfolios, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Code, but the Directors shall not be liable for failing to do so.


                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' reports, thereon, appearing in the Fund's Annual Report for the fiscal year ended December 31, 1996, and the Financial Statements appearing in the Fund's Semi-Annual Report for the six months ended June 30, 1997, are incorporated by reference in this Statement of Additional Information. The Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-525-4225 or by writing to Aetna Variable Portfolios, Inc. at 151 Farmington Avenue, Hartford, CT 06156.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

       (a)      Financial Statements:
                (1)  Included in Part A:
                           Financial Highlights

                 (2)  Included in Part B
                *Audited Financial Statements as of December 31, 1996, which include the following:
                     Aetna Variable Index Plus Portfolio
                           Portfolio of Investments as of December 31, 1996 Statement of Assets and Liabilities as of
                           December 31, 1996
                           Statement of Operations and Changes in Net Assets for the period from September 16, 1996, to December 31, 1996
                           Notes to Financial Statements
                           Independent Auditors' Report

                     Aetna Variable Small Company Portfolio
                           Portfolio of Investments as of December 31, 1996 Statement of Assets and Liabilities as of
                           December 31, 1996
                           Statement of Operations and Changes in Net Assets for the period from December 27, 1996, to December 31, 1996
                           Notes to Financial Statements
                           Independent Auditors' Report

                     Aetna Variable Capital Appreciation Portfolio
                           Portfolio of Investments as of December 31, 1996 Statement of Assets and Liabilities as of
                           December 31, 1996
                           Statement of Operations and Changes in Net Assets for the period from December 13, 1996, to December 31, 1996
                           Notes to Financial Statements
                           Independent Auditors' Report

                     Aetna Variable Growth Portfolio
                           Portfolio of Investments as of December 31, 1996 Statement of Assets and Liabilities as of
                           December 31, 1996
                           Statement of Operations and Changes in Net Assets for the period from December 13, 1996, to December 31, 1996
                           Notes to Financial Statements
                           Independent Auditors' Report

                   *Incorporated by reference to the Fund's Annual Report dated
                    December 31, 1996 on Form N-30D (File No. 811-7651), as filed electronically with the Securities and Exchange Commission on March 7, 1997 (Accession Nos.
                    0000950146-97-000326; 0000950146-97-000330;
                    0000950146-97-000331; and 0000950146-97-000332).

                         *Unaudited Financial Statements for Aetna Variable
                          Index Plus Portfolio, Aetna Variable Small Company Portfolio, Aetna Variable Capital Appreciation Portfolio and Aetna Variable Growth Portfolio as of June 30, 1997, which include the following:

                          Portfolios of Investments as of June 30, 1997 Statements of Assets and Liabilities as of June 30, 1997
                          Statements of Operations for the six month period ended June 30, 1997
                          Statements of Changes in Net Assets for the six month period ended June 30, 1997 and the periods ended December 31, 1996
                          Notes to Financial Statements

                         *Incorporated by reference to the Fund's Semi-Annual
                          Report dated June 30, 1997 on Form N-30D (File No. 811-7651), as filed electronically with the Securities and Exchange Commission on September 5, 1997 (Accession No. 0000950146-97-001406).

     (b) Exhibits

         (1)(a)   Articles of Incorporation(1)

         (1)(b)   Articles of Amendment (October 10, 1996)(2)

         (1)(c)   Form of Articles Supplementary

         (2)      Amended Bylaws(2)

         (3)      Not applicable

         (4) Instruments Defining Rights of Holders (set forth in the Articles of Incorporation which are incorporated by reference)(1)

         (5)(a) Investment Advisory Agreement between Aetna Life Insurance and Annuity Company ("Aetna") and Aetna Variable Portfolios, Inc. (for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio, and Aetna Variable Small Company Portfolio)(2)

         (5)(b) Form of Investment Advisory Agreement between Aetna and Aetna Variable Portfolios, Inc. (for Aetna Index Plus Bond Portfolio, Aetna Index Plus Mid Cap Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus Small Cap Portfolio, Aetna High Yield Portfolio, Aetna Real Estate Securities Portfolio, and Aetna International Portfolio)

         (5)(c) Subadvisory Agreement between Aetna, Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. ("Aeltus") (for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio, and Aetna Variable Small Company Portfolio)(2)

         (5)(d) Form of Subadvisory Agreement between Aetna, Aetna Variable Portfolios, Inc. and Aeltus (for Aetna Index Plus Bond Portfolio, Aetna Index Plus Mid Cap Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus Small Cap Portfolio, Aetna High Yield Portfolio, Aetna Real Estate Securities Portfolio, and Aetna International Portfolio)

         (6)      Underwriting Agreement between the Registrant and Aetna(2)

         (7)      Not applicable

         (8)(a) Custodian Agreement between Aetna Variable Portfolios, Inc. and Mellon Bank, N.A. (for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio, and Aetna Variable Small Company Portfolio)(2)

         (8)(b) Form of Custodian Agreement between Aetna Variable Portfolios, Inc. and Brown Brothers Harriman & Co. (for International Portfolio)

         (8)(c) Form of Amendment to Custodian Agreement between Aetna Variable Portfolios, Inc. and Mellon Bank, N.A. (for Aetna Index Plus Bond Portfolio, Aetna Index Plus Mid Cap Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus Small Cap Portfolio, Aetna High Yield Portfolio, and Aetna Real Estate Securities Portfolio

         (9)(a) Administrative Services Agreement between Aetna and Aetna Variable Portfolios, Inc. (for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio, and Aetna Variable Small Company Portfolio)(2)

         (9)(b) Form of Administrative Services Agreement between Aetna and Aetna Variable Portfolios, Inc. (for Aetna Index Plus Bond Portfolio, Aetna Index Plus Mid Cap Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus Small Cap Portfolio, Aetna High Yield Portfolio, Aetna Real Estate Securities Portfolio, and Aetna International Portfolio)

         (9)(c)   License Agreement(2)

         (10)     Opinion and Consent of Counsel

         (11)     Consent of Independent Auditors

         (12)     Not applicable

         (13)(a) Agreement re: Initial Contribution to Working Capital (August 27, 1996)(2)

         (13)(b) Agreement re: Initial Contribution to Working Capital (September 24, 1997)

         (14)     Not applicable

         (15)     Not applicable

         (16)     Schedule for Computation of Performance Data(2)

         (17)     See exhibit 27 below

         (18)     Not applicable

         (19)(a)  Powers of Attorney(3)

         (19)(b)  Authorization for Signatures

         (27)     Financial Data Schedule

1. Incorporated by reference to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on June 4, 1996 (Accession No. 0000928389-96-000122).

2. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on March 7, 1997 (Accession No. 0000950146-97-000336).

3. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically on April 11, 1997 (Accession No. 0000950146-97-000577).

Item 25.      Persons Controlled by or Under Common Control

              Registrant is a Maryland corporation for which separate financial statements are filed. As of August 29, 1997 Aetna Life Insurance and Annuity Company owned 96.93% of the Registrant's outstanding voting securities.

              Aetna Life Insurance and Annuity Company is an indirect wholly-owned subsidiary of Aetna Inc.

              A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 25 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on July 9, 1997 (Accession No. 0000950146-97-001049).

Item 26. Number of Holders of Securities

              (1) Title of Class                   (2) Number of Record Holders
                  --------------                       ------------------------

Aetna Variable Capital Appreciation Portfolio                    4
Aetna Variable Growth Portfolio                                  4
Aetna Variable Index Plus Portfolio                              2
Aetna Variable Small Company Portfolio                           4
Aetna Index Plus Bond Portfolio                                  0
Aetna Index Plus Mid Cap Portfolio                               0
Aetna Mid Cap Portfolio                                          0
Aetna Index Plus Small Cap Portfolio                             0
Aetna High Yield Portfolio                                       0
Aetna Real Estate Securities Portfolio                           0
Aetna International Portfolio                                    0

Item 27. Indemnification

              Article 10, Section (iv) of the Registrant's Articles of Incorporation which are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on June 4, 1996 provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires in October, 1997.

              Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and
              (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for

              "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

              Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

             The Investment Adviser, Aetna Life Insurance and Annuity Company (Aetna), is an insurance company that issues variable and fixed annuities, and variable and universal life insurance policies and acts as principal underwriter and depositor for separate accounts holding assets for variable contracts and policies. It also acts as the principal underwriter and investment adviser for the Registrant and Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Portfolio Partners, Inc. (all management investment companies registered under the Investment Company Act of 1940 ("1940 Act")) and acts only as investment adviser for Aetna Series Fund, Inc. Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

             The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

 ---------------------------------------------------------- ----------------------------------------------
 Name                   Positions and Offices               Other Principal Position(s) Held
                        with Investment Adviser             Since Oct. 31, 1994/Addresses*/**

 ---------------------------------------------------------- ----------------------------------------------
 Thomas J. McInerney    Director and President              President (since August 1997) -- Aetna
                                                            Retirement Services, Inc.; Director and
                                                            President (since September 1997) -- Aetna
                                                            Life Insurance and Annuity Company; Director
                                                            and President (since September 1997) -- Aetna
                                                            Retirement Holdings, Inc.; Director and
                                                            President (since September 1997) -- Aetna
                                                            Insurance Company of America; Executive Vice
                                                            President (since August 1997) -- Aetna Inc.;
                                                            Vice President, Strategy (March 1997 - August
                                                            1997) -- Aetna Inc.; Vice President,
                                                            Marketing and Sales (December 1996 - March
                                                            1997) -- Aetna U.S. Healthcare; Vice
                                                            President, National Accounts (April 1996 -
                                                            December 1996) -- Aetna U.S. Healthcare; Vice
                                                            President, Strategy, Finance, &
                                                            Administration (July 1995 - April 1996) --
                                                            Aetna Inc.; Vice President, Guaranteed
                                                            Products (November 1992 - July 1995) -- Aetna
                                                            Inc.

 Christopher J. Burns   Director and Senior Vice            President, Chief Operations Officer (since
                        President                           November 1996) -- Aetna Investment Services,
                                                            Inc.; Director (since March 1996) -- Aetna
                                                            Retirement Holdings, Inc.; Director (since
                                                            January 1996) -- Aetna Financial Services,
                                                            Inc.; Director (since July 1992) -- Aetna
                                                            Investment Services, Inc.


 J. Scott Fox           Director and Senior Vice President  Director and President (since September
                                                            1997) -- Aetna Life Assignment Company;
                                                            Director and Senior Vice President (since
                                                            April 1997) -- Aetna Retirement Holdings,
                                                            Inc.; Senior Vice President (since March
                                                            1997) -- Aetna Life Insurance and Annuity
                                                            Company; Managing Director, Chief Operating
                                                            Officer, Chief Financial Officer, Treasurer
                                                            (April 1994 - March 1997) -- Aeltus
                                                            Investment Management, Inc.

 Timothy A. Holt        Director, Senior Vice President     Senior Vice President (since September 1997)
                        and Chief Financial Officer         -- Aetna Retirement Holdings, Inc.; Director
                                                            (since September 1997) -- Aetna Investment
                                                            Services, Inc.; Senior Vice President and
                                                            Chief Financial Officer (since February 1996)
                                                            -- Aetna Life Insurance and Annuity Company;
                                                            Director (since March 1996) -- Aetna
                                                            Retirement Holdings, Inc.; Vice President
                                                            (September 1996 - September 1997) -- Aetna
                                                            Retirement Holdings, Inc.; Vice President
                                                            (June 1991 - February 1996) -- Portfolio
                                                            Management/Investment Group, Aetna Inc.
                                                            (formerly known as Aetna Life and Casualty
                                                            Company).

 John Y. Kim            Director and Senior Vice President  President (since December 1995) -- Aeltus
                                                            Investment Management, Inc.; Chief Investment
                                                            Officer (since May 1994) -- Aetna Life
                                                            Insurance and Annuity Company.


 Shaun P. Mathews       Director and Senior Vice President  Director (since December 1996) -- Aetna
                                                            Insurance Agency Holding Company, Inc.;
                                                            Senior Vice President (since September 1997),
                                                            Vice President (February 1996 - September
                                                            1997), Senior Vice President (March 1991 -
                                                            February 1996) -- Aetna Life Insurance and
                                                            Annuity Company; Director (since July 1993)
                                                            -- Aetna Investment Services, Inc.; Director
                                                            (since February 1993) -- Aetna Insurance
                                                            Company of America.

 Glen Salow             Director and Vice President         Vice President (since 1992) -- Aetna Life
                                                            Insurance and Annuity Company.

 Kirk P. Wickman        Vice President, General Counsel     Vice President, General Counsel and
                        and Corporate Secretary             Corporate Secretary (since March 1997) --
                                                            Aetna Retirement Holdings, Inc.; Vice
                                                            President, General Counsel and Corporate
                                                            Secretary (since November 1996) -- Aetna Life
                                                            Insurance and Annuity Company; Vice President
                                                            and Counsel (June 1992 - November 1996) --
                                                            Aetna Life Insurance Company.

 Deborah Koltenuk       Vice President and Treasurer,       Vice President, Investment Planning and
                        Corporate Controller                Financial Reporting (April 1996 to July
                                                            1996) -- Aetna Life Insurance Company; Vice
                                                            President, Investment Planning and Financial
                                                            Reporting (October 1994 to April 1996) Aetna
                                                            Life Insurance Company, the Aetna Casualty
                                                            and Surety Company and The Standard Fire and
                                                            Insurance Company; Vice President and
                                                            Treasurer, Corporate Controller (since March
                                                            1996) -- Aetna Retirement Holdings, Inc.


 ---------------------------------------------------------- ----------------------------------------------
 Name                   Positions and Offices               Other Principal Position(s) Held
                        with Investment Adviser             Since Oct. 31, 1994/Addresses*/**

 ---------------------------------------------------------- ----------------------------------------------

 Frederick D. Kelsven   Vice President and Chief            Director of Compliance (January 1985 to
                        Compliance Officer                  September 1996) -- Nationwide Life Insurance
                                                            Company.

* The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.

** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

For information regarding Aeltus Investment Management, Inc. (Aeltus), the subadviser for each Portfolio of the Fund, reference is hereby made to "Management of the Variable Portfolios" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV (File No. 801-9046) of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriters

     (a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna also acts as the principal underwriter and investment adviser for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act) and acts only as investment adviser for Aetna Series Fund, Inc. Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

     (b) The following are the directors and principal officers of the
         Underwriter:

Name and Principal                                                      Positions and Offices with
Business Address*      Positions and Offices with Depositor             Registrant
-----------------      ------------------------------------             ----------

Thomas J. McInerney    Director and President                           None

Christopher J. Burns   Director and Senior Vice President               None

J. Scott Fox           Director and Senior Vice President               Vice President and Treasurer

Timothy A. Holt        Director, Senior Vice President and Chief        Director
                       Financial Officer

John Y. Kim            Director and Senior Vice President               None

Shaun P. Mathews       Director and Senior Vice President               Director and President

Glen Salow             Director and Vice President                      None

Kirk P. Wickman        Vice President, General Counsel and Corporate    None
                       Secretary

Deborah Koltenuk       Vice President and Treasurer, Corporate          None
                       Controller

Frederick D. Kelsven   Vice President and Chief Compliance Officer      None

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

     (c) Not applicable

Item 30.      Location of Accounts and Records

              As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aetna, maintain physical possession of each account, book and other documents at their principal place of business located at:

                               151 Farmington Avenue
                               Hartford, Connecticut 06156.

Item 31.      Management Services

              Not applicable.

Item 32.      Undertakings

              The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

              The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

              Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the

              1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Variable Portfolios, Inc. has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 26th day of September, 1997.

                                  AETNA VARIABLE PORTFOLIOS, INC.
                                  -------------------------------
                                       (Registrant)


                                  By:     Shaun P. Mathews*
                                  -------------------------------
                                  Shaun P. Mathews
                                  President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons on September 26, 1997 in the capacities indicated.

Signature                  Title                               Date

Shaun P. Mathews*          President and Director          )
-------------------------- (principal executive officer)   )
Shaun P. Mathews                                           )
                                                           )
Maria T. Fighetti*         Director                        )
--------------------------                                 )
Maria T. Fighetti                                          )
                                                           )
David L. Grove*            Director                        )
--------------------------                                 )
David L. Grove                                             )September 26, 1997
                                                           )
Sidney Koch*               Director                        )
--------------------------                                 )
Sidney Koch                                                )
                                                           )
Corine T. Norgaard*        Director                        )
--------------------------                                 )
Corine T. Norgaard                                         )
                                                           )
Richard G. Scheide*        Director                        )
--------------------------                                 )
Richard G. Scheide                                         )
                                                           )
J. Scott Fox*              Vice President and Treasurer    )
-------------------------- (principal financial and        )
J. Scott Fox               accounting officer)             )

By:     /s/ Amy R. Doberman
       ------------------------------------
      *Amy R. Doberman
       Attorney-in-Fact

              Aetna Variable Portfolios, Inc.
                       EXHIBIT INDEX

Exhibit No. Exhibit                                                  Page

99-B.1(a)   Articles of Incorporation                                 *

99-B.1(b)   Articles of Amendment (October 10, 1996)                  *

99-B.1(c)   Form of Articles Supplementary                          ______

99-B.2      Amended Bylaws                                            *

99-B.4      Instruments Defining Rights of Holders                    *

99-B.5(a)   Investment Advisory Agreement between Aetna Life          *
            Insurance and Annuity Company ("Aetna") and Aetna
            Variable Portfolios, Inc. (for Aetna Variable Capital
            Appreciation Portfolio, Aetna Variable Growth
            Portfolio, Aetna Variable Index Plus Portfolio, and
            Aetna Variable Small Company Portfolio)

99-B.5(b)   Form of Investment Advisory Agreement between Aetna     ______
            and Aetna Variable Portfolios, Inc. (for Aetna Index
            Plus Bond Portfolio, Aetna Index Plus Mid Cap
            Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus
            Small Cap Portfolio, Aetna High Yield Portfolio,
            Aetna Real Estate Securities Portfolio, and Aetna
            International Portfolio)

99-B.5(c)   Subadvisory Agreement between Aetna, Aetna Variable       *
            Portfolios, Inc. and Aeltus Investment Management,
            Inc. ("Aeltus") (for Aetna Variable Capital
            Appreciation Portfolio, Aetna Variable Growth
            Portfolio, Aetna Variable Index Plus Portfolio, and
            Aetna Variable Small Company Portfolio)

99-B.5(d)   Form of Subadvisory Agreement between Aetna, Aetna      ______
            Variable Portfolios, Inc. and Aeltus (for Aetna Index
            Plus Bond Portfolio, Aetna Index Plus Mid Cap
            Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus
            Small Cap Portfolio, Aetna High Yield Portfolio,
            Aetna Real Estate Securities Portfolio, and Aetna
            International Portfolio)

99-B.6      Underwriting Agreement between the Registrant and         *
            Aetna

99-B.8(a)   Custodian Agreement between Aetna Variable                *
            Portfolios, Inc. and Mellon Bank, N.A. (for Aetna
            Variable Capital Appreciation Portfolio, Aetna
            Variable Growth Portfolio, Aetna Variable Index Plus
            Portfolio, and Aetna Variable Small Company
            Portfolio)

99-B.8(b)   Form of Custodian Agreement between Aetna Variable      ______
            Portfolios, Inc. and Brown Brothers Harriman & Co.
            (for Aetna International Portfolio)

99-B.8(c)   Form of Amendment to Custodian Agreement between
            Aetna Variable Portfolios, Inc. and Mellon Bank, N.A.   ______
            (for Aetna Index Plus Bond Portfolio, Aetna Index
            Plus Mid Cap Portfolio, Aetna Mid Cap Portfolio,
            Aetna Index Plus Small Cap Portfolio, Aetna High
            Yield Portfolio, and Aetna Real Estate Securities
            Portfolio)

99-B.9(a)   Administrative Services Agreement between Aetna and       *
            Aetna Variable Portfolios, Inc. (for Aetna Variable
            Capital Appreciation Portfolio, Aetna Variable Growth
            Portfolio, Aetna Variable Index Plus Portfolio, and
            Aetna Variable Small Company Portfolio)

99-B.9(b)   Form of Administrative Services Agreement between       ______
            Aetna and Aetna Variable Portfolios, Inc. (for Aetna
            Index Plus Bond Portfolio, Aetna Index Plus Mid Cap
            Portfolio, Aetna Mid Cap Portfolio, Aetna Index Plus
            Small Cap Portfolio, Aetna High Yield Portfolio,
            Aetna Real Estate Securities Portfolio, and Aetna
            International Portfolio)

99-B.9(c)   License Agreement                                         *

99-B.10     Opinion and Consent of Counsel                          ______

99-B.11     Consent of Independent Auditors                         ______

99-B.13(a)  Agreement re:  Initial Contribution to Working Capital    *
            (August 27, 1996)

99-B.13(b)  Agreement re:  Initial Contribution to Working          ______
            Capital (September 24, 1997)

99-B.16     Schedule for Computation of Performance Data              *

99-B.19(a)  Powers of Attorney                                        *

99-B.19(b)  Authorization for Signatures                            ______

27          Financial Data Schedule

*Incorporated by reference